The Best of America Platinum Edge® Annuity
Flexible Purchase Payment Modified Guaranteed Annuity Contracts Supporting Guaranteed Periods
Issued by
Nationwide Life Insurance Company
Summary Prospectus for New Investors
The date of this prospectus is May 1, 2026.
This summary prospectus summarizes key features of the contract. Not all benefits and features are available in all states. Check the statutory prospectus for information relating to state availability.
Before you invest, you should also review the statutory prospectus for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at https://nw.onlineprospectus.net/NW/c000271893nw/?ctype=product_prospectus. You can also obtain this information at no cost by calling 1-800-848-6331 or by sending an email request to FLSS@nationwide.com.
Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. This right is referred to as a "free look" right. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the contract issue date (see Right to Examine and Cancel and Contacting the Service Center in the statutory prospectus).
If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the Purchase Payment, less any withdrawals from the contract and applicable federal and state income tax withholding. Otherwise, Nationwide will return the Contract Value, less any withdrawals, contract charges, including any applicable Market Value Adjustment, and applicable federal and state income tax withholding. The Contract Owner should review this prospectus, or consult with their investment professional, for additional information about the specific cancellation terms that apply (see Right to Examine and Cancel in the statutory prospectus).
The contract is a complex investment and involves risks, including potential loss of principal. The contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement and is not appropriate for investors who need ready access to cash.
This prospectus describes Flexible Purchase Payment Modified Guaranteed Annuity Contracts supporting investment options referred to as Guaranteed Period Options, offered by Nationwide Life Insurance Company ("Nationwide").
Guaranteed Period Options will produce a guaranteed annual effective yield at the Specified Interest Rate so long as amounts invested are neither withdrawn nor transferred prior to the end of the Guaranteed Period. Withdrawals for any reason prior to the expiration of the Guaranteed Period, except for payment of the death benefit, are subject to a Market Value Adjustment and may be subject to a Contingent Deferred Sales Charge. Transfers between Guaranteed Period Options prior to the expiration of a Guaranteed Period are subject to a Market Value Adjustment, but are not subject to a Contingent Deferred Sales Charge. However, any amount transferred to a new Guaranteed Period prior to maturity will be subject to a new Contingent Deferred Sales Charge schedule. Under extreme circumstances, a negative Market Value Adjustment could result in a loss of 100% of the amount withdrawn or transferred from the Guaranteed Period Option. See Liquidity Risk in the statutory prospectus. All or a portion of any withdrawal may be subject to federal income taxes and withdrawals before age 59½ may be subject to a 10% penalty tax.
The guarantees associated with the contract are subject to Nationwide's claims paying ability.
The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Glossary of Special Terms
Annuitization Date - The date on which annuity payments begin.
Contract Value - The sum of all amounts allocated to any of the Guaranteed Period Options plus any amount allocated to the Transition Account.
Contract Year – Each year the Contract remains in force beginning with the date the Contract is issued.
Guaranteed Period – The period corresponding to a 3, 4, 5, 6, 7, 8, 9, or 10 year Guaranteed Period Option. Amounts allocated to a Guaranteed Period Option will be credited with a Specified Interest Rate over the corresponding guaranteed period, so long as such amounts are not withdrawn or transferred from the Guaranteed Period Option prior to the Maturity Date. The Guaranteed Period may last for up to 3 months beyond the 3, 4, 5, 6, 7, 8, 9, or 10 year anniversary of the allocation to the Guaranteed Period Option due to every Guaranteed Period ending on the final day of a calendar quarter.

Individual Retirement Annuity ("IRA") - An annuity which qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code but does not include Roth IRAs or Simple IRAs.
Investment-Only Contract – A contract purchased by a Qualified Pension, Profit-Sharing or Stock Bonus Plan as defined by Section 401(a) of the Internal Revenue Code.
Market Value Adjustment ("MVA") – The upward or downward adjustment in value of amounts allocated to a
Guaranteed Period Option which are withdrawn from the Guaranteed Period Option for any reason, other than payment of the death benefit, prior to the Maturity Date.

Maturity Date – The date on which a particular Guaranteed Period Option matures. Such date will be the last day of a calendar quarter in which the third, fourth, fifth, sixth, seventh, eighth, ninth or tenth anniversary of the date on which amounts are allocated to a 3, 4, 5, 6, 7, 8, 9 or 10 year Guaranteed Period Option, respectively.

Nationwide , or the Company - Nationwide Life Insurance Company.
Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRAs, SEP IRA, or Simple IRA, or Tax Sheltered Annuity.
Qualified Plan – Retirement plans that receive favorable tax treatment under the provision of Section 401(a) of the
Internal Revenue Code, including Investment-Only Contracts. In this prospectus, all provisions applicable to Qualified
Plans also apply to Investment-Only Contracts unless specifically stated otherwise.

Roth IRA - An individual retirement annuity contract which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.
Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the Contract. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility. Information on how to contact the Service Center may be found under Contacting the Service Center.

Simplified Employee Pension IRA ("SEP") IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Internal Revenue Code.
Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.
Specified Interest Rate – The interest rate guaranteed to be credited to amounts allocated under a selected
Guaranteed Period Option so long as such allocations are not distributed for any reason from the Guaranteed Period
Option prior to the Guaranteed Period Option Maturity Date.

Specified Value – The amount allocated to a Guaranteed Period Option minus withdrawals and transfers out of the
Guaranteed Period Option, plus interest accrued at the Specified Interest Rate. The Specified Value is subject to a
Market Value Adjustment, except for payment of the death benefit, at all times prior to the Maturity Date.

Tax Sheltered Annuity – An annuity which qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

Transition Account – An account with interest rates that are set monthly by Nationwide.

Overview of the Contract
Purpose of the Contract
The contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. It provides the contract owner with a stream of periodic income payments upon retirement. During the years leading up to those income payments, the contract owner manages his/her assets in the Contract according to their specific goals and risk preferences by directing the allocation and reallocation among the Guaranteed Period Options. Contract growth is tax-deferred, meaning that gains in the contract are not taxable until withdrawn from the contract. Finally, in the event that the Annuitant dies before beginning income payments, the contract offers a death benefit.
Prospective purchasers should consult with a financial professional to determine whether this contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this contract is intended to provide benefits to a single individual and his/her beneficiaries. The contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same annuitant, or in connection with other Nationwide contracts that have different annuitants but the same contract owner. It is not intended to be sold to a terminally ill contract owner or annuitant.
The contract may not be currently available in all states, may vary in your state, or may not be available through all selling firms or financial professionals. In addition, a selling firm may elect to make available only certain Guaranteed Period Options to its clients. A selling firm’s marketing materials may describe only those Guaranteed Period Options available through the firm. For additional information on all Guaranteed Period Options that are available under the contract as described in this prospectus, please contact your financial professional or the Service Center.
The contracts described in this prospectus are flexible purchase payment contracts. The contracts may be issued as either individual or group contracts. In those states where contracts are issued as group contracts, references throughout this prospectus to "contract(s)" will also mean "certificate(s)" and "contract owner" will mean "participant."
Phases of the Contract
The Contract exists in two separate phases: accumulation (savings) and annuitization (income).
Accumulation Phase
During the accumulation phase, the contract offers Guaranteed Period Options to which the contract owner can allocate and reallocate his/her Contract Value. Guaranteed Period Options provide for a guaranteed interest rate ("Specified Interest Rate"), to be credited as long as any amount allocated to the Guaranteed Period Option is not distributed for any reason, prior to the Maturity Date of the Guaranteed Period Option. Each Guaranteed Period Option has a Guaranteed Period. Generally, a 3-year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 3 years, a 4-year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 4 years, and so on. Additional information about the Guaranteed Period Options is available in Appendix: Investment Options Available Under the Contract.
Annuitization Phase
During the annuitization phase, Nationwide makes periodic fixed income payments to the annuitant. At the time of annuitization, the Annuitant elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly a designated second individual’s) life. After annuitization begins, the only value associated with the contract is the stream of annuity payments; unless otherwise specified in the annuity option, the annuitant cannot withdraw value from the contract over and above the annuity payments. Additionally, once annuitization has begun, there is no death benefit, which means that upon the death of the annuitant (and a designated second individual’s life if a joint annuity option was elected), all payments stop and the contract terminates, unless the particular annuitization option provides otherwise.

Contract Features
Investment Options. Prior to the Annuitization Date, Contract Owners can allocate Contract Value to the Guaranteed Period Options. Transfers between Guaranteed Period Options prior to the expiration of a Guaranteed Period are subject to a Market Value Adjustment but are not subject to a Contingent Deferred Sales Charge. However, any amount transferred to a new Guaranteed Period prior to maturity will be subject to a new Contingent Deferred Sales Charge schedule.
Deposits to the Contract. Contract owners can apply additional purchase payments to the contract until the Annuitization Date, subject to certain restrictions.
Withdrawals from the Contract. Contract Owners can withdraw some or all of their Contract Value at any time prior to the Annuitization Date. Withdrawals may be subject to a Contingent Deferred Sales Charge, a Market Value Adjustment, taxes, and tax penalties.
Free Withdrawals. Each Contract Year, the contract owner may take withdrawals, called free withdrawals, that do not incur a Contingent Deferred Sales Charge. See Charges and Adjustments in the statutory prospectus. While not subject to a Contingent Deferred Sales Charge, free withdrawals are subject to a Market Value Adjustment if they are taken prior to the Maturity Date.
Death Benefit. During the accumulation phase, the contract contains a standard death benefit (the Contract Value) at no additional charge.
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to annuitization.
Tax Deferral. Generally, contract owners will not be taxed on any earnings on the assets in the contract until such earnings are distributed from the contract. How each contract’s distributions are taxed depends on the type of contract issued. Note that if this contract is issued in connection with a plan that qualifies for special income tax treatment under the Internal Revenue Code, the contract does not provide additional tax deferral benefits (see Appendix C: Contract Types and Tax Information in the statutory prospectus).
Cancellation of the Contract. Under state insurance laws, contract owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see Right to Examine and Cancel and Contacting the Service Center in the statutory prospectus).
Contract Adjustments
Market Value Adjustment (MVA)
Except for payment of the death benefit, withdrawals for any reason prior to the expiration of the Guaranteed Period, including to annuitize the contract, are subject to a Market Value Adjustment. In addition, transfers between Guaranteed Period Options prior to the expiration of a Guaranteed Period are subject to a Market Value Adjustment. The Market Value Adjustment may either increase or decrease the amount of the withdrawal or transfer. You may lose a significant amount of money due to a negative Market Value Adjustment. See Market Value Adjustment in the statutory prospectus.

Important Information You Should Consider About the Contract
FEES, EXPENSES, AND ADJUSTMENTS (see Fee Table and Charges and Adjustments in the statutory prospectus)
Are There Charges or Adjustments for Early Withdrawals?
Yes.

● If you withdraw money from a Guaranteed Period Option prior to its Maturity Date, you may be assessed a Contingent Deferred Sales Charge ("CDSC") of up to 5% (see
Contingent Deferred Sales Charges in the statutory prospectus). For example, if the
Contract Value in a Guaranteed Period Option is $100,000, a withdrawal taken prior to the Guaranteed Period Option’s Maturity Date could result in a CDSC of up to $5,000.
This loss will be greater if there is a negative MVA, taxes, or tax penalties.
● If you withdraw money from a Guaranteed Period Option prior to its Maturity Date, you will be assessed a Market Value Adjustment ("MVA"), which may be negative (see
Market Value Adjustment in the statutory prospectus). The application of the MVA could result in a loss. In extreme circumstances such losses could be as high as 100% of the amount withdrawn (see Liquidity Risk in the statutory prospectus). For example, for a
Contract with a $100,000 investment, a withdrawal taken prior to the Guaranteed Period
Option’s Maturity Date could result in an MVA of up to $100,000. This loss will be greater if there is a CDSC, taxes, or tax penalties. See Charges and Adjustments in the statutory prospectus.

Are There Transaction Charges?	No.
Are there Ongoing Fees and Expenses?	No.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including a loss of principal (see Principal Risks in the statutory prospectus).
Is This a Short-Term Investment?
No.

● The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Nationwide designed the contract to offer features, pricing, and investment options that encourage long-term ownership.
● If you withdraw money from a Guaranteed Period Option prior to its Maturity Date you may be assessed a CDSC, a negative MVA, taxes, and tax penalties. See Contingent
Deferred Sales Charges and Market Value Adjustment in the statutory prospectus.
● At the end of each Maturity Date, the Contract Value will be reallocated according to the contract owner’s instructions. The Contract Owner may: 1) surrender the Guaranteed
Period Option, in part or in whole, without a Market Value Adjustment and/or a CDSC; 2)
wholly transfer the Guaranteed Period Option to another Guaranteed Period Option of the same or different duration without a Market Value Adjustment and/or a CDSC; 3)
partially transfer amounts of the Guaranteed Period Option to various Guaranteed
Period Options of different durations without a Market Value Adjustment or a CDSC; or
4) elect not to transfer or surrender all or a portion of the Guaranteed Period Option, in which case, the remaining portion of the Guaranteed Period Option will be automatically transferred to the Transition Account following the Maturity Date. See Actions on a
Guaranteed Period Option’s Maturity Date in the statutory prospectus.
● If no direction is received by Nationwide prior to the Maturity Date of a Guaranteed
Period Option, all amounts in that Guaranteed Period Option will automatically be transferred to the Transition Account. See Actions on a Guaranteed Period Option’s
Maturity Date in the statutory prospectus. Nationwide will declare a new interest rate each month which will apply to all funds in the Transition Account. Contact the Service
Center or your financial professional for the current rates applicable to the Transition
Account. See Transition Account in the statutory prospectus.

RISKS
What Are the Risks Associated with the Investment Options?
● Withdrawals or transfers from a Guaranteed Period Option for any reason prior to the
Maturity Date, except for payment of the death benefit, are subject to an MVA. The MVA may decrease the value of the withdrawal or transfer. See Market Value Adjustment in the statutory prospectus.
● There is no minimum Specified Interest Rate for any of the Guaranteed Period Options.
This means Nationwide could declare a 0.00% Specified Interest Rate for a Guaranteed
Period Option. See The Specified Interest Rate in the statutory prospectus for the factors Nationwide uses to establish the Specified Interest Rates.
● The guarantees associated with the Guaranteed Period Options are the sole responsibility of Nationwide. The guarantees associated with the Guaranteed Period
Options are paid from Nationwide’s general account and, therefore, are subject to the rights of Nationwide’s creditors and ultimately, its overall claims paying ability. See
Principal Risks in the statutory prospectus

What Are the Risks Related to the Insurance Company?
Investment in the Contract is subject to the risks associated with Nationwide, including that any obligations (including interest payable for allocations to the Guaranteed Period
Options) are subject to the claims-paying ability of Nationwide. More information about
Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free phone number indicated in Contacting the Service Center section in the statutory prospectus. See Principal Risks in the statutory prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.

●  A minimum of $1,000 must be deposited into each Guaranteed Period Option elected.
●  The Specified Interest Rate (the rate of interest guaranteed by Nationwide to be credited to allocations made to the Guaranteed Period Options for the corresponding
Guaranteed Period) is only guaranteed if amounts remain in the Guaranteed Period
Option until the Maturity Date.
● Withdrawals or transfers from a Guaranteed Period Option for any reason prior to the
Maturity Date, except for payment of the death benefit, are subject to an MVA. The MVA may decrease the value of the withdrawal or transfer.
● Other than transfers made on a Maturity Date, Nationwide reserves the right to restrict transfers into and out of the Guaranteed Period Options to one per calendar year.
● Transfers between Guaranteed Period Options prior to the expiration of a Guaranteed
Period are not subject to a CDSC, however, any amount transferred to a new
Guaranteed Period prior to maturity will be subject to a new CDSC schedule.
● A Guaranteed Period always expires on a Maturity Date which will be the last day of a calendar quarter, which may last up to three months past the anniversary date of the allocation to the Guaranteed Period Option.
● The Transition Account is a short-term liquid investment account and is not designed for long term investing.
● Transfers from a Guaranteed Period Option to the Transition Account are not permitted prior to its Maturity Date.
● The availability of certain options may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations in the
statutory prospectus).

See Guaranteed Period Options in the statutory prospectus.

Are There Any Restrictions on Contract Benefits?
Yes.

● Withdrawals will reduce the death benefit. See Surrenders (Redemptions) in the statutory prospectus.
● The availability of contract benefits may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations in the
statutory prospectus).

TAXES
What are the Contract’s Tax Implications?
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.
● If the contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral
● Earnings in the contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the contract owner reaches age 59½.

See Appendix C: Contract Types and Tax Information in the statutory prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals receive compensation for selling the contract. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this contract with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this contract over another investment
(see Distribution, Promotional, and Sales Expenses in the statutory prospectus).

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract if he/she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one (see Replacements and Distribution, Promotional, and
Sales Expenses in the statutory prospectus).

Benefits Under the Contract
The following table summarizes information about the benefits available under the Contract. The availability of contract benefits may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations in the statutory prospectus).
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Death benefit upon death of Annuitant prior to Annuitization	None	● Death benefit is equal to the Contract Value ● Neither a Market Value Adjustment nor a CDSC is assessed

Standard Death Benefit (Return of Contract Value)
Prior to the Annuitization Date, the death benefit is equal to the Contract Value on the date the death benefit is payable.
Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. On the date of Ms. P’s death, her Contract Value = $24,000. The death benefit for Ms. P’s contract will equal $24,000.
Buying the Contract
All Purchase Payments must be paid in the currency of the United States of America. Contract owners may elect to have Purchase Payments allocated among the Guaranteed Period Options and the Transition Account. The minimum initial Purchase Payment and minimum subsequent Purchase Payment are as follows:
Contract Type	Minimum Initial Purchase Payment	Minimum Subsequent Payments
IRA	$2,000	$1,000
Investment-Only Contracts (Qualified Plans)	$10,000	$1,000
Non-Qualified	$10,000	$1,000
Roth IRA	$2,000	$1,000
SEP IRA	$2,000	$1,000
Simple IRA	$2,000	$1,000
Tax Sheltered Annuity	$10,000	$1,000
Each purchase payment may be allocated to any combination of Guaranteed Period Options or the Transition Account. However, a minimum of $1,000 must be deposited into each Guaranteed Period Option elected. If a contract owner does not specify how the Purchase Payment is to be allocated, the entire Purchase Payment will be allocated to the Transition Account.
The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant or owned by any one contract owner cannot exceed $1,500,000 without Nationwide’s prior consent.
Making Withdrawals: Accessing the Money in Your Contract
Surrenders (Redemptions)
Contract owners may surrender some or all of their Contract Value before the earlier of the Annuitization Date or the annuitant's death. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.
Nationwide will surrender any amount from any Guaranteed Period Option(s) and any amount from the Transition Account needed to equal: (a) the dollar amount requested; less (b) any CDSC, premium taxes and Market Value Adjustment that may apply.
If a partial surrender is requested, amounts will first be surrendered from the Transition Account (if any), unless otherwise instructed by the contract owner. Amounts surrendered in excess of amounts in the Transition Account will be surrendered from each of the Guaranteed Period Options. The amounts surrendered from each Guaranteed Period Option will be in the same proportion that the contract owner's interest in each Guaranteed Period Option bears to the total remaining Contract Value.
Payment from the Guaranteed Period Options will be made within seven days of receipt of both proper written application and proof of interest satisfactory to Nationwide. However, Nationwide may be required, pursuant to state law, to reserve the right to postpone any payments up to 6 months.
A CDSC may apply. The contract owner may take the CDSC from either:
•
the amount requested; or
•
the Contract Value remaining after the contract owner has received the amount requested.

If the contract owner does not make a specific election, any applicable CDSC will be taken from the Contract Value remaining after the contract owner has received the amount requested.
The CDSC deducted is a percentage of the amount requested by the contract owner. Amounts deducted for CDSC are not subject to subsequent CDSC.
Withdrawals reduce the death benefit.
See the statutory prospectus for additional information on surrenders under a Tax Sheltered Annuity, a Texas Optional Retirement Program, or a Louisiana Optional Retirement Plan.

Additional Information About Fees
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the contract. Please refer to the contract specifications page for information about the specific fees you will pay each year based on the options elected.
The first table describes the fees and expenses you will pay at the time you buy the contract, surrender or make withdrawals from an investment option or from the contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Contingent Deferred Sales Charge[1] ("CDSC") (as a percentage of Contract Value withdrawn)	5%
The CDSC for the 10-year Guaranteed Period Option is as follows:
Number of Completed Years in Guaranteed Period Option from Date of Purchase Payment	0	1	2	3	4	5	6	7	8	9	10
CDSC Percentage	5%	5%	4%	4%	3%	3%	2%	2%	1%	1%	0%

For Guarantee Period Options less than 10 years, the CDSC is not assessed once the Guarantee Period Option reaches the Maturity Date. For example, if the 5-year Guarantee Period Option is elected, the CDSC schedule is as follows:
Number of Completed Years in Guaranteed Period Option from Date of Purchase Payment	0	1	2	3	4	5
CDSC Percentage	5%	5%	4%	4%	3%	0%
1
The CDSC applies to withdrawals and surrenders in excess of the greater of 1) 10% of the Contract Value; or 2) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code. The CDSC does not apply to withdrawals from the Transition Account. See Contingent Deferred Sales Charges in the statutory prospectus.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
MVA Maximum Potential Loss[1] (as a percentage of the Contract Value withdrawn)	100%
1
Withdrawals and transfers from a Maturity Date, except for payment of the death benefit, are subject to an MVA.

Appendix: Investment Options Available Under the Contract
The following is a list of Guaranteed Period Options currently available under the contract. The availability of certain options may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations in the statutory prospectus).
Note: If amounts are withdrawn from a Guaranteed Period Option before the end of its Guaranteed Period, Nationwide will apply a Market Value Adjustment. This may result in a significant reduction in your contract value. See Guaranteed Period Options and Market Value Adjustment in the statutory prospectus.
Name	Guaranteed Period	Minimum Guaranteed Specified Interest Rate
3-year Guaranteed Period Option	3 Years	0%
4-year Guaranteed Period Option	4 Years	0%
5-year Guaranteed Period Option	5 Years	0%
6-year Guaranteed Period Option	6 Years	0%
7-year Guaranteed Period Option	7 Years	0%
8-year Guaranteed Period Option	8 Years	0%
9-year Guaranteed Period Option	9 Years	0%
10-year Guaranteed Period Option	10 Years	0%

Outside back cover page
This summary prospectus incorporates by reference the statutory prospectus and Statement of Additional Information, both dated May 1, 2026, as amended or supplemented. The statutory prospectus and Statement of Additional Information may be obtained, free of charge, at https://nw.onlineprospectus.net/NW/c000271893nw/?ctype=product_initial_summary.
Reports and other information about Nationwide are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000271893